Convertible Preferred Stock And Stockholders' Equity	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Convertible Preferred Stock And Stockholders' Equity
9. CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Preferred Stock
The Company has cumulatively raised $227.3 million, net of issuance costs, in venture financing through the sale and issuance of Preferred Stock and warrants as of December 31, 2020. The following table summarizes details of Convertible Preferred Stock authorized, issued and outstanding, and liquidation preference:

	December 31, 2020
	Convertible preferred stock
	Authorized shares	Shares issued and outstanding	Liquidation preference
			(in thousands)
Series A	12,999,666	12,999,666	$500
Series A-1	14,124,639	14,124,639	2,500
Series A-2	24,197,491	24,197,491	11,098
Series A-3	4,612,871	4,612,871	1,058
Series A-4	4,173,740	4,173,740	1,531
Series B	31,644,237	31,644,237	24,100
Series B-1	16,477,658	16,477,658	24,110
Series B-2	68,937,247	57,513,760	174,550
Series B-3	11,185,544	—	—

	188,353,093	165,744,062	$239,447

Immediately prior to the closing of the Merger, all outstanding shares of each series of Legacy Berkshire Grey preferred stock were converted into shares of Legacy Berkshire Grey common stock. Warrants to purchase preferred stock (Series
B-3)
were cancelled pursuant to a warrant termination agreement with the warrant holder. At the closing of the Merger, each share of Legacy Berkshire Grey common stock was converted into the right to receive 5.87585 shares of the Company’s Class A common stock. Share amounts are presented as having been converted as of December 31, 2020.